INVESCO TAX-FREE INTERMEDIATE FUND                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  08/31/11
FILE NUMBER :       811-7890
SERIES NO.:         1

72DD.  1 Total income dividends for which record date passed during the period.
         (000's Omitted)
         Class A                        $16,737
       2 Dividends for a second class of open-end company shares
         (000's Omitted)
         Class A2                       $ 1,772
         Class Y                        $ 3,193
         Institutional Class            $   209

 73A.    Payments per share outstanding during the entire current period:
         (form nnn.nnnn)
       1 Dividends from net investment income
         Class A                         0.1910
       2 Dividends for a second class of open-end company shares
         (form nnn.nnnn)
         Class A2                        0.2051
         Class Y                         0.2049
         Institutional Class             0.2025

 74U.  1 Number of shares outstanding (000's Omitted)
         Class A                         86,678
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
         Class A2                         9,175
         Class Y                         19,938
         Institutional Class              1,279

 74V.  1 Net asset value per share (to nearest cent)
         Class A                        $ 11.54
       2 Net asset value per share of a second class of open-end company shares (to nearest cent)
         Class A2                       $ 11.54
         Class Y                        $ 11.53
         Institutional Class            $ 11.53

INVESCO TAX-EXEMPT CASH FUND                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  08/31/11
FILE NUMBER :       811-7890
SERIES NO.:         3

72DD.  1 Total income dividends for which record date passed during the period.
         (000's Omitted)
         Class A                        $    12
       2 Dividends for a second class of open-end company shares
         (000's Omitted)
         Class Y                        $     4
         Investor Class                 $     3

 73A.    Payments per share outstanding during the entire current period:
         (form nnn.nnnn)
       1 Dividends from net investment income
         Class A                         0.0003
       2 Dividends for a second class of open-end company shares
         (form nnn.nnnn)
         Class Y                         0.0003
         Investor Class                  0.0003

 74U.  1 Number of shares outstanding (000's Omitted)
         Class A                         32,658
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
         Class Y                         11,638
         Investor Class                  10,086

 74V.  1 Net asset value per share (to nearest cent)
         Class A                        $  1.00
       2 Net asset value per share of a second class of open-end company shares
         (to nearest cent)
         Class Y                        $  1.00
         Investor Class                 $  1.00

INVESCO HIGH INCOME MUNICIPAL FUND                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2011
FILE NUMBER :       811-7890
SERIES NO.:         4

72DD.  1 Total income dividends for which record date passed during the period.
         (000's Omitted)
         Class A                        $  9,541
       2 Dividends for a second class of open-end company shares
         (000's Omitted)
         Class B                        $    391
         Class C                        $  3,210
         Class Y                        $  3,006
         Institutional Class            $  2,212

73A.     Payments per share outstanding during the entire current period:
         (form nnn.nnnn)
       1 Dividends from net investment income
         Class A                          0.2189
       2 Dividends for a second class of open-end company shares
         (form nnn.nnnn)
         Class B                          0.1912
         Class C                          0.1909
         Class Y                          0.2280
         Institutional Class              0.2280

74U.   1 Number of shares outstanding (000's Omitted)
         Class A                          47,167
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
         Class B                           1,897
         Class C                          16,945
         Class Y                          14,561
         Institutional Class              10,278

74V.   1 Net asset value per share (to nearest cent)
         Class A                        $   7.53
       2 Net asset value per share of a second class of open-end company shares
         (to nearest cent)
         Class B                        $   7.54
         Class C                        $   7.53
         Class Y                        $   7.54
         Institutional Class            $   7.53

INVESCO VAN KAMPEN HIGH YIELD MUNICIPAL FUND                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2011
FILE NUMBER :       811-7890
SERIES NO.:         5

72DD.  1 Total income dividends for which record date passed during the period.
         (000's Omitted)
         Class A                        $104,338
       2 Dividends for a second class of open-end company shares
         (000's Omitted)
         Class B                        $  6,597
         Class C                        $ 21,720
         Class Y                        $ 15,530

73A.     Payments per share outstanding during the entire current period:
         (form nnn.nnnn)
       1 Dividends from net investment income
         Class A                          0.2321
       2 Dividends for a second class of open-end company shares
         (form nnn.nnnn)
         Class B                          0.2267
         Class C                          0.2039
         Class Y                          0.2420

74U.   1 Number of shares outstanding (000's Omitted)
         Class A                         371,393
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
         Class B                          21,136
         Class C                          87,440
         Class Y                          37,887

74V.   1 Net asset value per share (to nearest cent)
         Class A                        $   9.21
       2 Net asset value per share of a second class of open-end company shares
         (to nearest cent)
         Class B                        $   9.22
         Class C                        $   9.19
         Class Y                        $   9.22

INVESCO VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2011
FILE NUMBER :       811-7890
SERIES NO.:         10

72DD.  1 Total income dividends for which record date passed during the period.
         (000's Omitted)
         Class A                        $ 5,068
       2 Dividends for a second class of open-end company shares
         (000's Omitted)
         Class B                        $   197
         Class C                        $   904
         Class Y                        $ 1,686

73A.     Payments per share outstanding during the entire current period:
         (form nnn.nnnn)
       1 Dividends from net investment income
         Class A                         0.2124
       2 Dividends for a second class of open-end company shares
         (form nnn.nnnn)
         Class B                         0.1753
         Class C                         0.1723
         Class Y                         0.2256

74U.   1 Number of shares outstanding (000's Omitted)
         Class A                         27,919
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
         Class B                          1,059
         Class C                          5,496
         Class Y                         12,703

74V.   1 Net asset value per share (to nearest cent)
         Class A                        $ 10.90
       2 Net asset value per share of a second class of open-end company shares
         (to nearest cent)
         Class B                        $ 11.07
         Class C                        $ 10.89
         Class Y                        $ 10.89

INVESCO VAN KAMPEN MUNICIPAL INCOME FUND                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2011
FILE NUMBER :       811-7890
SERIES NO.:         11

72DD.  1 Total income dividends for which record date passed during the period.
         (000's Omitted)
         Class A                        $23,618
       2 Dividends for a second class of open-end company shares
         (000's Omitted)
         Class B                        $   466
         Class C                        $ 1,102
         Class Y                        $ 5,792

73A.     Payments per share outstanding during the entire current period:
         (form nnn.nnnn)
       1 Dividends from net investment income
         Class A                         0.3224
       2 Dividends for a second class of open-end company shares
         (form nnn.nnnn)
         Class B                         0.2747
         Class C                         0.2742
         Class Y                         0.3378

74U.   1 Number of shares outstanding (000's Omitted)
         Class A                        110,242
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
         Class B                          1,966
         Class C                          5,032
         Class Y                         35,923

74V.   1 Net asset value per share (to nearest cent)
         Class A                        $ 13.03
       2 Net asset value per share of a second class of open-end company shares
         (to nearest cent)
         Class B                        $ 13.01
         Class C                        $ 12.98
         Class Y                        $ 13.03

INVESCO VAN KAMPEN NEW YORK TAX FREE INCOME FUND                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2011
FILE NUMBER :       811-7890
SERIES NO.:         12

72DD.  1 Total income dividends for which record date passed during the period.
         (000's Omitted)
         Class A                        $ 2,233
       2 Dividends for a second class of open-end company shares
         (000's Omitted)
         Class B                        $   147
         Class C                        $   335
         Class Y                        $    81

73A.     Payments per share outstanding during the entire current period:
         (form nnn.nnnn)
       1 Dividends from net investment income
         Class A                         0.3552
       2 Dividends for a second class of open-end company shares
         (form nnn.nnnn)
         Class B                         0.3325
         Class C                         0.2996
         Class Y                         0.3735

74U.   1 Number of shares outstanding (000's Omitted)
         Class A                          8,370
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
         Class B                            409
         Class C                          1,085
         Class Y                            447

74V.   1 Net asset value per share (to nearest cent)
         Class A                        $ 15.34
       2 Net asset value per share of a second class of open-end company shares
         (to nearest cent)
         Class B                        $ 15.33
         Class C                        $ 15.32
         Class Y                        $ 15.32